UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2017

Arcadia Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37383	81-0571538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

202 Cousteau Place, Suite 105, Davis, CA		95618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (530) 756-7077

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of the Company held on June 7, 2017 (the “Annual Meeting”), stockholders holding and entitled to vote 39,280,292 shares of common stock of the Company, or approximately 92.06% of the total outstanding shares of common stock on the record date for the Annual Meeting, were present in person or by proxy. At the Annual Meeting, the stockholders voted on the following three proposals, each of which is described in detail in the definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2017.

The final results for each of the matters considered at the Annual Meeting were as follows:

PROPOSAL I: Election of Directors

Each of the director nominees was elected to serve as a Class II director until the Company’s annual meeting of stockholders in 2020, or until his successor is duly elected and qualified, or his earlier resignation, death, or removal. Due to plurality election, votes could only be cast in favor of or withheld from the nominees and thus votes against were not applicable. The results of the election were as follows:

DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Eric J. Rey	31,681,164	4,137,445	3,461,683
Gregory D. Waller	35,723,540	95,069	3,461,683

PROPOSAL II: Reduction of Authorized Common Stock Shares

The proposed amendment to the Company’s Certificate of Incorporation to decrease the number of authorized shares of common stock from 400,000,000 shares to 150,000,000 shares, was ratified by the affirmative votes of the stockholders. There were no broker non-votes on this proposal. The results of the ratification were as follows:

FOR	AGAINST	ABSTAIN
34,708,006	4,475,731	96,555

PROPOSAL III: Ratification of Selection of Independent Registered Public Accountants

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2017, was ratified by the affirmative votes of the stockholders. There were no broker non-votes on this proposal. The results of the ratification were as follows:

FOR	AGAINST	ABSTAIN
38,775,961	12,771	491,560

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCADIA BIOSCIENCES, INC.

Date: June 9, 2017	By:	/s/ MATTHEW T. PLAVAN
	Name:	Matthew T. Plavan
	Title:	Chief Financial Officer

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